UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 15, 2005

                              AMIS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)




            DELAWARE                     000-50397              51-0309588

(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)



     2300 BUCKSKIN ROAD, POCATELLO, IDAHO                         83201
   (Address of Principal Executive Offices)                     (Zip Code)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of the Registrant's announcement regarding an update to forward-looking statements relating to the second quarter of 2005 as presented in a press release of June 15, 2005.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
-----------       -----------
99.1              Press Release Dated June 15, 2005


                                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AMIS HOLDINGS, INC.

Date: June 15, 2005                            By: /s/ David A. Henry
-------------------                               ------------------------------
                                               Name: David A. Henry
                                               Title: Senior Vice President and
                                               Chief Financial Officer